VALIC COMPANY I

Supplement to the Prospectus dated October 1, 2010

This supplement supersedes the supplement dated December 30, 2010

Global Strategy Fund. On the Fund Summary in the section titled “Investment Adviser,” the disclosure with respect to Tina Sadler as a portfolio manager of the Fund is deleted effective January 3, 2010. Peter A. Nori and Gary Motyl of Templeton Investments, LLC maintain primary portfolio management responsibilities for the equity portion of the Fund. In addition, all other references to Ms. Sadler as a portfolio manager of the Fund are deleted from the Prospectus.

Large Cap Core Fund. On the Fund Summary in the section titled “Investment Adviser,” the disclosure with respect to Walter McCormick and Emory Sanders are deleted in their entirety. Effective January 18, 2011, the Fund is managed by a team of portfolio managers including W. Shannon Reid, CFA, Senior Portfolio Manager (lead manager), David M. Chow, CFA, Portfolio Manager and Jay Zelko, Portfolio Manager.

Additionally, in the section titled “About VC I’s Management — Investment Sub-Advisers — Wells Capital Management Incorporated (“Wells Capital”)” the disclosure is amended to delete references to Messrs. McCormick and Mr. Sanders and add references to Messrs. Reid, Chow and Zelko as the new portfolio manager of the Fund, as follows: “The Fund is managed by a team of portfolio managers led by W. Shannon Reid, CFA. David M. Chow, CFA and Jay Zelko are team members. Mr. Reid joined Wells Capital (or one of its predecessor firms) in 1988 and is currently a Managing Director, Senior Portfolio Manager, and the head of Wells Capital’s Large Cap Growth team. Mr. Chow joined Wells Capital (or one of its predecessor firms) in 1993 and is currently a Managing Director and Portfolio Manager. Mr. Zelko joined Wells Capital (or one of its predecessor firms) in 1993 and is currently a Managing Director and Portfolio Manager.”

In the section titled “Additional Information About the Funds’ Principal Investment Strategies and Principal Risks,” the first two paragraphs of the Large Cap Core Fund shall remain unchanged.

Date: January 21, 2011

VALIC Company I

Supplement to the Statement of Additional Information dated October 1, 2010

This supplement supersedes the supplement dated December 30, 2010

In the section titled “Portfolio Managers” under the heading “Other Accounts,” beginning on page 46, the chart is amended to delete references to Tina Sadler as a portfolio manager of the Global Strategy Fund. Also, under the heading “Other Accounts,”, the chart is amended to delete references to Walter McCormick and Emory Sanders as portfolio managers of the Large Cap Core Fund and to add W. Shannon Reid, David M. Chow and Jay Zelko, as a portfolio manager of Wells Capital Management Incorporated responsible for managing the Fund.

Fund	Advisers/ Sub-adviser	Portfolio Manager	Other Accounts (As of September 30, 2010)
			Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
			No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)	No. of Accounts	Assets ($ millions)
Large Cap Core Fund	Wells Capital	Reid, W. Shannon	0	$0	1(1)	$16 ($16)	16(12)	$250 ($250)
		Chow, David M.	0	0	1(1)	16(16)	16(12)	250(250)
		Zelko, Jay	0	0	1(1)	16(16)	16(12)	250(250)

Date: January 21, 2011